INVENTORY	12 Months Ended
Dec. 31, 2025
Inventory Disclosure [Abstract]
INVENTORY
NOTE 3 -          INVENTORY

Inventory is composed of the following:

	December 31,
	2025	2024

Raw materials and components	$59,585	$50,197
Work in progress	15,478	17,382
Finished goods	486	961

Total inventory	$75,549	$68,540

Inventory write-down expense due to slow-moving inventory amounted to $1,180, $547 and $187 for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the Company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to risks including excess inventory of exchangeable units and other spare parts that are no longer relevant.